Exhibit 10.2

To be filed in
Woodson County, Kansas

FIRST AMENDMENT TO
MORTGAGE AND SECURITY AGREEMENT

This instrument (this “Amendment”) is signed effective March 5, 2015, by Armada Midcontinent, LLC, an Oklahoma limited liability company (“Mortgagor”), and Prosperity Bank, a Texas state banking association, successor by merger to The F&M Bank & Trust Company (the “Lender”), 1330 S. Harvard Ave., Tulsa, Oklahoma  74112, for the purposes of modifying certain liens securing payment of the indebtedness owing by Mesa Energy, Inc., a Nevada corporation (“Borrower”) to Lender.

Lender is the legal and equitable owner and holder of a Revolving Promissory Note dated September 12, 2012, in the original principal sum of $25,000,000.00, executed by Borrower, payable to the order of Lender (as amended and extended from time to time, the “Revolving Note”).

Payment of the Revolving Note is secured, in part, by first liens and first security interests created or described in the Mortgage and Security Agreement (the “Mortgage”) dated April 10, 2014, executed by Mortgagor in favor of Lender, and recorded in Book M116, page 482, in the records of the Register of Deeds in Woodson County, Kansas.  Capitalized terms below, not otherwise defined herein, have the meanings assigned in the Mortgage.  The mortgage, liens, and security interests created, described, or renewed and extended by the Mortgage will be collectively called the “Mortgage.”  For further reference, the original Mortgage may be found in the files of Lender at the above address.

The indebtedness due and owing on the Revolving Note has been converted to term debt and is now represented by a Term Promissory Note (the “Term Note”) in the original principal sum of $3,472,693.00 dated March 5, 2015 made by Borrower payable to the order of Lender.  Mortgagor and Lender desire to secure the Term Note.

In consideration of the loans represented by the Term Note and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, Mortgagor and Lender agree as follows:

(a)           The Mortgage is hereby amended to secure the Term Note and all renewals, extensions, restatements, and replacements thereof.

(b)           The Mortgage, as amended, is ratified, confirmed, and acknowledged to be valid, subsisting, and binding upon Mortgagor.  Mortgagor represents and warrants that no uncured breaches or defaults exist under the Mortgage; no event has occurred or circumstance exists which, with the passing of time or giving of notice, will constitute a default or breach under the Mortgage; there are no defenses or offsets with respect to the Term Note or the Mortgage, as amended; and that the Mortgage, as amended, secures payment of the Term Note.

First Amendment to Mortgage and Security Agreement – Page 1

(c)           All mortgages, liens, and security interests granted to Lender by Mortgagor in the future will secure payment of the Term Note.

(d)           Mortgagor will execute all additional deeds of trust, mortgages, renewals, extensions, or other related documents required by Lender to evidence the liens and security interests of Lender.

(e)           A default by Mortgagor under the Mortgage will, at Lender’s option, be a default under any or all other documents between Borrower or Mortgagor and Lender, and a default in any of the other documents will be a default under the Mortgage.

(f)           Contemporaneously with the execution and delivery hereof, Mortgagor shall pay all costs and expenses incident to the preparation, execution, and recordation of this amendment and the other loan documents, including, without limitation, recording fees and attorneys’ fees of Lender.

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

This instrument is binding upon and inures to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.

[Signatures on following page.]

First Amendment to Mortgage and Security Agreement – Page 2

This instrument is executed in multiple originals as of the date first written above.

LENDER:

Prosperity Bank

/s/Craig Huston
By: ______________________________
Craig Huston,
Executive Vice President

MORTGAGOR:

Armada Midcontinent, LLC,
an Oklahoma limited liability company
By:      Mesa Energy, Inc., Sole Member

By:              /s/Randy M. Griffin
Randy M. Griffin,
Chief Executive Officer

STATE OF OKLAHOMA                                                         §
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COUNTY OF TULSA                                                                 §

This instrument was acknowledged before me on the ____ day of March, 2015, by Craig Huston, Executive Vice President of Prosperity Bank, on behalf of the bank.

                                                                                                                ______________________________________
NOTARY PUBLIC, STATE OF OKLAHOMA

First Amendment to Mortgage and Security Agreement – Page 3

STATE OF TEXAS                                                                     §
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COUNTY OF DALLAS                                                              §

This instrument was acknowledged before me on the ____ day of March, 2015, by Randy M. Griffin, Chief Executive Officer of Mesa Energy, Inc., Sole Member of Armada Midcontinent, LLC, an Oklahoma limited liability company, on behalf of said limited liability company.

                                                                                                               ___________________________________
NOTARY PUBLIC, STATE OF TEXAS

After Recording Please Return To:	Prepared by:
Oklahoma Loan Operations 4631 NW 23rd Street Oklahoma City, OK 73127-2103	Harris, Finley & Bogle, P.C. 777 Main Street, Suite 1800 Fort Worth, Texas 76102-5341 (817) 870-8700 Fax (817) 332-6121

First Amendment to Mortgage and Security Agreement – Page 4